EMPLOYEE BENEFIT PLANS - Actuarial Assumptions (Details)	Dec. 31, 2018	Dec. 31, 2017
Employee Benefits [Abstract]
Discount rate, accrued benefit obligation	3.70%	3.40%
Rate of compensation increase, accrued benefit obligation	2.60%	2.90%
Discount rate, net periodic pension expense	3.20%	3.70%
Rate of compensation increase, net periodic pension expense	2.60%	2.90%